SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [  ]
Check the appropriate box:
[   ] Preliminary Proxy Statement
[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-
      6(e)(2))
[ X ] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section
      240.14a-12

                     	ROYCE VALUE TRUST, INC.
         (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ X ]  No fee required.
[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     1) Title of each class of securities to which transaction applies:

     2) Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4) Proposed maximum aggregate value of transaction:

     5) Total fee paid:

[  ] Fee paid previously with preliminary materials.
[  ] Check  box if any part of the fee is offset as provided by Exchange  Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:

     2) Form, Schedule or Registration Statement No.:

     3) Filing Party:

     4) Date filed:

            	NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                    	ROYCE VALUE TRUST, INC.

To the Stockholders of
ROYCE VALUE TRUST, INC.

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of ROYCE VALUE TRUST, INC. (the "Fund") will be held at the offices of the Fund, 1414 Avenue of the Americas, New York, New York, on April 26, 2000 at 2:00 p.m. (E.T.), for the following purposes:

      1. To elect a board of six directors, four to be elected by the holders of the Fund's Common Stock, its 7.8% Cumulative Preferred Stock and its 7.3% Tax-Advantaged Cumulative Preferred Stock (the two series of
Cumulative Preferred Stock together will be referred to as the "Preferred Stock") voting together as a single class, and two to be elected only by the holders of the Fund's Preferred Stock.

      2. To ratify the selection of Tait, Weller & Baker as independent public accountants of the Fund for the year ending December 31, 2000.

      3. To transact such other business as may come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on March 16, 2000 as the record date for the determination of those stockholders entitled to vote at the meeting, and only holders of record at the close of business on that day will be entitled to vote.

     The Fund's Annual Report to Stockholders for the year ended December 31, 1999 was previously mailed to stockholders, and copies of it are available upon request, without charge, by writing to the Fund at 1414 Avenue of the Americas, New York, New York 10019, calling toll free at 1-800-221-4268, or e-mailing the Fund at funds@roycenet.com.

      		                     IMPORTANT

     To save the Fund the expense of additional proxy solicitation, if you do not now expect to be present at the meeting, please insert your instructions on the enclosed Proxy, date and sign it and return it in the enclosed envelope (which requires no postage if mailed in the United States). The Proxy is solicited on behalf of the Board of Directors, is revocable and will not affect your right to vote in person in the event that you attend the meeting.

                              By order of the Board of Directors,

                              John E. Denneen
                              Secretary
March 28, 2000

                       	ANNUAL MEETING OF STOCKHOLDERS
                                     OF
                           ROYCE VALUE TRUST, INC.
                         1414 Avenue of the Americas
                          New York, New York 10019

                          Wednesday, April 26, 2000

                        _____________________________
                               PROXY STATEMENT
                        _____________________________


      Accompanying this Proxy Statement is a Notice of Annual Meeting of Stockholders and a form of Proxy for the meeting, solicited on behalf of the directors of Royce Value Trust, Inc. (the "Fund").

      The Proxy may be revoked at any time before it is exercised by written instructions to the Fund or by filing a new Proxy with a later date, and any stockholder attending the meeting may vote in person, whether or not he or she has previously filed a Proxy. Shares represented by all properly executed Proxies received in time for the meeting will be voted. Where a stockholder has specified a choice on the Proxy with respect to Proposal 2 in the Notice of Annual Meeting, his or her shares will be voted accordingly. If no directions are given, the stockholder's shares will be voted in favor of the Proposal. Unless authority to vote for all nominees or for an individual nominee pursuant to Proposal 1 is specifically withheld, the Proxy will be voted for the election of all of the persons nominated by the Board of Directors to become directors. The cost of soliciting proxies will be borne by the Fund, which will reimburse brokerage firms, custodians, nominees and fiduciaries for their expenses in forwarding proxy materials to the beneficial owners of the Fund's shares. Some officers and employees of the Fund and/or Royce & Associates, Inc. ("Royce"), the Fund's investment
adviser,  may  solicit  Proxies  personally  and  by  telephone,  if   deemed
desirable.

      On March 16, 2000, the record date for the meeting, there were 35,071,779 shares of Common Stock and 6,400,000 shares of Preferred Stock of the Fund outstanding. Stockholders entitled to vote are those of record on that date. Shares of both the Common Stock and the Preferred Stock are entitled to one vote on each item of business at the meeting. Stockholders vote at the Annual Meeting by casting ballots (in person or by proxy) which are tabulated by one or two persons, appointed by the Board of Directors before the meeting, who serve as Inspectors and Judges of Voting at the meeting and who have executed an Inspectors and Judges Oath. Neither abstentions nor broker non-votes are counted in the tabulation of such votes.

      The following persons were known to the Fund to be beneficial owners or owners of record of 5% or more of its outstanding shares of Common Stock and Preferred Stock as of the record date.

                    	      Class      	Amount and Nature           Percentage
Name and Address of Owner     of Stock   	of Ownership                of Class
-------------------------     --------	 	-----------------	    ----------

Yale University               Common     	2,583,366 shares--         	 7.4%
451 College Street                 	 	Beneficial (sole voting
P.O. Box 1074 Yale Station               	and investment power)
New Haven, CT  06520

Cede & Co.*                   Common     	32,868,630 shares-Record*  	93.7%
Depository Trust Company
7 Hanover Square-23rd Floor   7.8% Preferred  	2,372,364 shares-Record*	98.8%
New York, NY 10004
                    	      7.3% Preferred   	3,971,712 shares-Record*       	99.2 %


       *Shares   held   by  brokerage  firms,  banks  and   other   financial
intermediaries on behalf of their beneficial owners are registered in the name of Cede & Co.

                 SUMMARY OF VOTING RIGHTS ON PROXY PROPOSALS

            Common                   			Preferred
Proposal    Stockholders                  		Stockholders
--------    ------------ 				------------
   1        Common  and  Preferred  Stockholders,       Preferred Stockholders,
            voting together as a single class, elect    voting as a separate class,
            4 directors                          	elect 2 additional directors

   2       Common and Preferred Stockholders, voting together as a single class


                    1. ELECTION OF DIRECTORS (Proposal 1)

      At the meeting, it is proposed to elect six directors, each director to hold office until the next Annual Meeting of Stockholders and until his successor shall have been elected and qualified. The holders of both the Common Stock and the Preferred Stock, voting together as a single class, are entitled to elect four directors. The holders of the Preferred Stock, voting as a separate class, are entitled to elect the remaining two directors. The Fund's Board of Directors has nominated the following six persons, each of whom has served as a director since July 1986 (except for John D. Diederich, who has served as a director since June 1997, and Donald R. Dwight, who has served as a director since June 1998), to become directors of the Fund. Certain information concerning them is set forth below. Each of these persons has agreed to serve if elected, and the Fund's management has no reason to believe that any of them will be unavailable for election as a director. However, if any of them become unwilling or unable to serve, the persons named in the accompanying form of Proxy will vote for the election of such other persons, if any, as the Board of Directors may nominate.

                                 Positions With
     Name              Age       The Fund                 Elected By
     ----	       ---	 --------------		  ----------
   Charles M. Royce    60        Director, President      Common and
                                 and Treasurer            Preferred

   John D. Diederich   48        Director and Vice        Preferred only
                              	 President

   Donald R. Dwight    68        Director                 Common and
							  Preferred

   Richard M. Galkin   61        Director                 Common and
                                                  	  Preferred

   Stephen L. Isaacs   60        Director                 Common and
                                                  	  Preferred

   David L. Meister    60        Director                 Preferred only

      A total of 5 meetings of the Board of Directors were held during the year ended December 31, 1999, and each director attended 75% or more of the meetings held during the period in which he served.

      The Board of Directors has an Audit Committee, comprised of Donald R. Dwight, Richard M. Galkin, Stephen L. Isaacs and David L. Meister, which is responsible for, among other things, recommending the selection and nomination of the Fund's independent auditors and for conducting post-audit reviews of its financial condition with the auditors. Mr. Galkin serves as Chairman of the Audit Committee. The Audit Committee has adopted a written charter which sets forth its composition, purposes and responsibilities and is attached as Exhibit A to this Proxy Statement. The Audit Committee held two meetings during the year ended December 31, 1999, and each member of the Audit Committee attended both of the meetings. The Board of Directors does not have any compensation or nominating committees.

      There are no family relationships between any of the Fund's directors and officers.

      As of the record date, the Fund's directors beneficially owned the following shares of its Common Stock:

     Name of Director                      Amount         Percentage of Class
     ----------------			   ------	  -------------------
  Charles M. Royce.........................269,663 shares	.76%
  John D.  Diederich ..........................375 shares	-
  Donald R. Dwight .........................   300 shares	-
  Richard M. Galkin .........................  420 shares	-
  Stephen L. Isaacs .........................  353 shares	-
  David L. Meister  .........................        None       -

      Mr. Royce has sole voting power and sole investment power as to the shares beneficially owned by him. As of the record date, all directors and officers of the Fund as a group (10 persons) beneficially owned 271,111 shares of the Fund's Common Stock, constituting .77% of the outstanding shares, and no shares of its Preferred Stock.

Business Experience

      Set forth below is certain information as to the principal business experience of the Fund's directors during at least the past five years.

      Charles M. Royce is the President, Secretary, Treasurer and sole director and sole voting shareholder of Royce, the Fund's investment adviser. He has served as Royce's President, Treasurer and Chief Investment Officer for more than 25 years. Mr. Royce also manages three private investment partnerships through Royce Management Company ("RMC"), a registered investment adviser, of which he is the managing general partner.

      John D. Diederich has been the Director of Administration of The Royce Funds since April 1993 and President of Royce Fund Services, Inc. ("RFS"), the distributor of The Royce Fund's shares, since November 1995.

      Donald R. Dwight is President of Dwight Partners, Inc., corporate communications consultants. From 1982 until March 1998, he served as Chairman of Newspapers of New England, Inc. and is now its Chairman Emeritus. He is also a trustee of the registered investment companies constituting the Eaton Vance funds. Mr. Dwight's prior experience includes having served as Lieutenant Governor of the Commonwealth of Massachusetts and as President and Publisher of Minneapolis Star and Tribune Company.

      Richard M. Galkin is a private investor and the President of Richard M. Galkin Associates, Inc., tele-communications consultants. His prior business experience includes having served as President of Manhattan Cable Television (a subsidiary of Time Inc.), President of Havermills Inc. (another Time Inc. subsidiary), President of Rhode Island Cable Television and Senior Vice President of Satellite Television Corp. (a subsidiary of Comstat).

     Stephen L. Isaacs has been President of The Center for Health and Social Policy since September 1996 and President of Stephen L. Isaacs Associates, consultants. He was a Director of the Columbia University Development Law and Policy Program and a Professor at Columbia University until August 1996.

      David L. Meister became Chief Executive Officer of Seniorlife.com in December 1999. For seven years prior thereto, he was a consultant to the communications industry. His prior business experience includes having served as President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films and Head of Broadcasting for Major League Baseball.

     Mr. Royce is also President and Treasurer of Royce Micro-Cap Trust, Inc. ("OTCM"), Royce Focus Trust, Inc. ("RFT"), The Royce Fund ("TRF") and Royce Capital Fund ("RCF"), registered management investment companies. Messrs. Royce, Dwight, Galkin, Isaacs and Meister are also directors/trustees of OTCM, RFT, TRF and RCF. Mr. Diederich is also a director of OTCM, a trustee of RCF and a Vice President of the Fund, OTCM, RFT and RCF, and Mr. Royce is also the sole director and Secretary of RFS.

      Messrs. Royce and Diederich are "interested persons" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

Officers of the Fund

      Officers of the Fund are elected each year by the Fund's Board of Directors at its regular meeting in March. In addition to Messrs. Royce and Diederich, with respect to whom information is set forth above, the Fund's officers include the following:

      Jack E. Fockler, Jr., 41, Vice President of the Fund since 1995 and a Managing Director and Vice President of Royce.

      W. Whitney George, 41, Vice President of the Fund since 1995 and a Managing Director, Senior Portfolio Manager and Vice President of Royce.

      Daniel A. O'Byrne, 37, Vice President of the Fund since 1994 and a Vice President of Royce.

      John E. Denneen, 33, Secretary of the Fund since 1996 and Associate General Counsel of Royce.

Remuneration of Directors

      Set forth below is the compensation paid by the Fund and the four other registered investment companies comprising The Royce Funds to each director for the year ended December 31, 1999.

                    	Aggregate         Pension  or  Retirement     Total Compensation
                   	Compensation      Benefits Accrued as Part    From the Fund and
 Director          	From  the Fund    of Fund Expenses            Other Royce Funds
 --------		--------------	  ------------------------    ------------------
 Charles M. Royce             -                    -                         -
 John D. Diederich       $63,741*               $4,084*			     -
 Donald R. Dwight         15,000		 N/A                     $61,750**
 Richard M. Galkin        14,000                 N/A			  58,000
 Stephen L. Isaacs        15,000                 N/A			  61,750
 David L. Meister         15,000                 N/A			  61,750

        * Represents compensation paid to Mr. Diederich as an employee of the Fund and not for his service as a director.

      ** Includes $2,250 from the Fund ($9,187 from the Fund and other Royce Funds) deferred during 1999 at the election of Mr. Dwight under The Royce Funds' Deferred Compensation Plan for directors/trustees.

      Each of the Fund's non-affiliated directors receives a base fee of $10,000 per year plus $1,000 for each meeting of the Board of Directors attended. No director of the Fund received remuneration for services as a director for the year ended December 31, 1999 in addition to or in lieu of this standard arrangement.

Vote Required

      A quorum consists of stockholders representing a majority of the outstanding shares of the Fund's Common Stock and/or Preferred Stock, as the case may be, entitled to vote who are present in person or by proxy, and a plurality of all of the votes cast at a meeting at which a quorum is present is sufficient to elect a director.

The Board of Directors recommends a vote FOR all nominees.

                             2. RATIFICATION OF
          SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS (Proposal 2)

      At the meeting, the stockholders will be asked to ratify the selection by the Board of Directors, including a majority of the directors who are not "interested persons" of the Fund, of Tait, Weller & Baker, independent accountants, to serve as the Fund's auditors for the year ending December 31, 2000.

      Tait, Weller & Baker has informed the Fund that neither Tait, Weller & Baker nor any of its partners has any direct or indirect financial interest in the Fund except as auditors and independent public accountants. A representative of Tait, Weller & Baker is not expected to be present at the meeting, but has been given an opportunity to make a statement if he so desires, and will be available should any matter arise requiring his participation.

Vote Required

     Ratification of the selection of Tait, Weller & Baker as the independent public accountants of the Fund requires the affirmative vote of a majority of the outstanding shares of the Fund's Common Stock and Preferred Stock, voting together as a single class, present or represented at the meeting (assuming that more than 50% of the shares are present or represented).

     The Board of Directors recommends a vote FOR Proposal 2.

                              3. OTHER BUSINESS

      While the meeting has been called to transact any business that may properly come before it, the Directors know of no other business than the matters stated in Proposals 1 and 2 in the Notice of the Annual Meeting. However, if any additional matter properly comes before the meeting and on all matters incidental to the conduct of the meeting, it is the intention of the person or persons named in the enclosed Proxy to vote in accordance with their judgment on such matters.

                           ADDITIONAL INFORMATION

      The address of Royce & Associates, Inc., the Fund's investment adviser, is 1414 Avenue of the Americas, New York, New York 10019.

                     	     STOCKHOLDER PROPOSALS

      Proposals of stockholders intended to be presented at the Fund's 2001 Annual Meeting of Stockholders must be received by the Fund by November 28, 2000, for inclusion in the Fund's Proxy Statement and form of Proxy for that meeting. The Fund's Bylaws generally require advance notice be given to the Fund in the event a stockholder desires to nominate a person for election to the Board of Directors or to transact any other business from the floor at an annual meeting of stockholders. Notice of any such nomination or other business must be in writing and received at the Fund's principal executive office not less than 15 calendar days before the annual meeting.


  	PLEASE FILL IN, DATE AND SIGN THE PROXY AND RETURN IT IN THE
        	       ACCOMPANYING POSTAGE-PAID ENVELOPE


RCVT-PS-00

                                                  EXHIBIT A


                           ROYCE VALUE TRUST, INC.
                           AUDIT COMMITTEE CHARTER



1. The Audit Committee of the Board of Directors shall be composed entirely of independent directors.

2.   The purposes of the Audit Committee are:

     (a) to oversee the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain of its service providers;

     (b) to oversee the quality and objectivity of the Fund's financial statements and the independent audit thereof; and

     (c) to act as a liaison between the Fund's independent auditors and the full Board of Directors.

     The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control, and the auditors' responsibility to plan and carry out a proper audit.

3. To carry out its purposes, the Audit Committee shall have the following duties and powers:

     (a) to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence;

     (b) to meet with the Fund's independent auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Fund's financial statements, including any adjustments to such statements recommended by the auditors, or other results of the audit(s); (iii) to consider the auditors' comments with respect to the Fund's financial policies, procedures and internal accounting controls and management's responses thereto; and (iv) to review the form of opinion the auditors propose to render to the Board and shareholders;

     (c) to consider the effect upon the Fund of any changes in accounting principles or practices proposed by management or the auditors;

     (d) to review the fees charged by the auditors for audit and non-audit services;

     (e) to investigate improprieties or suspected improprieties in Fund operations; and

     (f) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

4. The Committee shall meet on a regular basis and is empowered to hold special meetings as circumstances require.

5. The Committee shall regularly meet with the President and the Treasurer of the Fund and with internal auditors, if any, for the management company.

6. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Fund.

7. The Committee shall review this Charter at least annually and recommend any changes to the full Board of Directors.

COMMON STOCK        	ROYCE VALUE TRUST, INC.           COMMON  STOCK

                      1414 Avenue of the Americas
                          New York, NY  10019

  	This Proxy is solicited on behalf of the Board of Directors.

The undersigned, a Common Stockholder of Royce Value Trust, Inc., hereby appoints Charles M. Royce and John E. Denneen, or either of them, acting in absence of the other, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse, all shares of Common Stock of the Fund held of record by the undersigned on March 16, 2000, at the Annual Meeting of Stockholders to be held on April 26, 2000, or at any adjournment thereof.

This Proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR Proposals 1 and 2.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on other side. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


HAS YOUR ADDRESS CHANGED?               DO YOU HAVE ANY COMMENTS?


_____________________________________	_____________________________________


_____________________________________	_____________________________________


_____________________________________	_____________________________________

X PLEASE MARK VOTES
  AS IN THIS EXAMPLE

_____________________________________________

     ROYCE VALUE TRUST, INC.
         COMMON STOCK
_____________________________________________



                                                              With-    For All
                                                       For    hold     Except
						      /  /    /  /     /  /
                     1.  ELECTION OF DIRECTORS

                          Charles M. Royce, Donald R. Dwight
                          Richard M. Galkin and Stephen L. Isaacs

                         If you do not wish your shares voted "FOR" a particular nominee, mark the "For All Except" box and strike a line through the nominee's name. Your shares will be voted for the remaining nominees.

                                                       For    Against	Abstain
						      /  /    /  /     /  /
                     2. PROPOSAL TO RATIFY THE SELECTION
                        OF TAIT,  WELLER & BAKER AS IN-
                        DEPENDENT PUBLIC ACCOUNTANTS


                     3. THE PROXIES ARE AUTHORIZED TO VOTE
                        UPON SUCH OTHER BUSINESS AS MAY
                        PROPERLY COME BEFORE THE MEETING.


 Please be sure to sign and date this Proxy.     Date:

Mark box at the right if an address change or comment has been noted on the reverse side of this card.


 Stockholder sign here       Co-owner sign here       RECORD DATE SHARES:

PREFERRED STOCK     	ROYCE VALUE TRUST, INC.      	PREFERRED STOCK

                     1414 Avenue of the Americas
                         New York, NY  10019

   This Proxy is solicited on behalf of the Board of Directors.

The undersigned, a Preferred Stockholder of Royce Value Trust, Inc., hereby appoints Charles M. Royce and John E. Denneen, or either of them, acting in absence of the other, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse, all shares of the 7.8% Cumulative Preferred Stock of the Fund held of record by the undersigned on March 16, 2000, at the Annual Meeting of Stockholders to be held on April 26, 2000, or at any adjournment thereof.

This Proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR Proposals 1 and 2.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on other side. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

HAS YOUR ADDRESS CHANGED?               DO YOU HAVE ANY COMMENTS?


_____________________________________	_____________________________________


_____________________________________	_____________________________________


_____________________________________	_____________________________________

X PLEASE MARK VOTES
    AS IN THIS EXAMPLE

_____________________________________________

ROYCE VALUE TRUST, INC.
    PREFERRED STOCK
_____________________________________________



                                                              With-    For All
                                                       For    hold     Except
						      /  /    /  /     /  /
                     1.  ELECTION OF DIRECTORS

                               Charles M. Royce, John D. Diederich,
                               Donald R. Dwight, Richard M. Galkin,
                               Stephen L. Isaacs and David L. Meister

                         If you do not wish your shares voted "FOR" a particular nominee, mark the "For All Except" box and strike a line through the nominee's name. Your shares will be voted for the remaining nominees.

                                                       For    Against	Abstain
						      /  /    /  /     /  /
                     2. PROPOSAL TO RATIFY THE SELECTION
                        OF TAIT,  WELLER & BAKER AS IN-
                        DEPENDENT PUBLIC ACCOUNTANTS

                     3. THE PROXIES ARE AUTHORIZED TO VOTE
                        UPON SUCH OTHER BUSINESS AS MAY
                        PROPERLY COME BEFORE THE MEETING.


 Please be sure to sign and date this Proxy.     Date:

Mark box at the right if an address change or comment has been noted on the reverse side of this card.


 Stockholder sign here       Co-owner sign here       RECORD DATE SHARES:

PREFERRED STOCK     	ROYCE VALUE TRUST, INC.      	PREFERRED STOCK

                     1414 Avenue of the Americas
                     	New York, NY  10019

   	This Proxy is solicited on behalf of the Board of Directors.

The undersigned, a Preferred Stockholder of Royce Value Trust, Inc., hereby appoints Charles M. Royce and John E. Denneen, or either of them, acting in absence of the other, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse, all shares of the 7.3% Tax-Advantaged Cumulative Preferred Stock of the Fund held of record by the undersigned on March 16, 2000, at the Annual Meeting of Stockholders to be held on April 26, 2000, or at any adjournment thereof.

This Proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR Proposals 1 and 2.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on other side. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


HAS YOUR ADDRESS CHANGED?               DO YOU HAVE ANY COMMENTS?


_____________________________________	_____________________________________


_____________________________________	_____________________________________


_____________________________________	_____________________________________

X PLEASE MARK VOTES
  AS IN THIS EXAMPLE

_____________________________________________

ROYCE VALUE TRUST, INC.
    PREFERRED STOCK
_____________________________________________


                                                              With-    For All
                                                       For    hold     Except
						      /  /    /  /     /  /
                     1.  ELECTION OF DIRECTORS

                               Charles M. Royce, John D. Diederich,
                               Donald R. Dwight, Richard M. Galkin,
                               Stephen L. Isaacs and David L. Meister

                         If you do not wish your shares voted "FOR" a particular nominee, mark the "For All Except" box and strike a line through the nominee's name. Your shares will be voted for the remaining nominees.

                                                       For    Against	Abstain
						      /  /    /  /     /  /
                     2. PROPOSAL TO RATIFY THE SELECTION
                        OF TAIT,  WELLER & BAKER AS IN-
                        DEPENDENT PUBLIC ACCOUNTANTS

                     3. THE PROXIES ARE AUTHORIZED TO VOTE
                        UPON SUCH OTHER BUSINESS AS MAY
                        PROPERLY COME BEFORE THE MEETING.


 Please be sure to sign and date this Proxy.     Date:

Mark box at the right if an address change or comment has been noted on the reverse side of this card.


 Stockholder sign here       Co-owner sign here       RECORD DATE SHARES: